                      U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549


                                      FORM 8-K



                                   CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934



                           DATE OF REPORT:  MAY 24, 1999
                           -----------------------------
                         (DATE OF EARLIEST EVENT REPORTED)


                        CANTERBURY PARK HOLDING CORPORATION
           -------------------------------------------------------------
            (EXACT NAME OF BUSINESS ISSUER AS SPECIFIED IN ITS CHARTER)


                           COMMISSION FILE NUMBER 0-24554
                                                -------

           MINNESOTA                                           41-1775532
--------------------------------                        ------------------------
 (STATE OR OTHER JURISDICTION                                (IRS EMPLOYER
 OF INCORPORATION OR                                      IDENTIFICATION NO.)
 ORGANIZATION)

                   1100 CANTERBURY ROAD, SHAKOPEE, MINNESOTA
                                     55379
                  --------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                   (ZIP CODE)

                                 (612) 445-7223
                            --------------------------
                             (REGISTRANT'S TELEPHONE
                              NUMBER INCLUDING AREA
                                      CODE)


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ITEMS 1 - 4.

Not applicable.

ITEM 5.  OTHER EVENTS.

     On May 24, 1999, the Governor of the State of Minnesota signed legislation authorizing Canterbury Park to establish a card club of up to 50 tables at its facility in Shakopee, Minnesota. Implementation of the card club is subject to the oversight of the Minnesota Racing Commission. Management is carefully reviewing the specific provisions of the new law and is developing a business plan for implementation of the card club which will be submitted to the Minnesota Racing Commission for approval later this year.

       The legislation provides that the Company will receive a percentage of the wagers or a fee from the players as revenue for providing card club services. The new law specifies that the Racetrack's purse fund, which is the prize money paid out to owners of winning horses during Canterbury Park's live race meets, will receive 10% to 14% of the gross revenue generated by the card club.

ITEM 6.

Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     ( a ) - ( b )   Not applicable.

     ( c )          Exhibit 1 - Press Release dated May 25, 1999

ITEMS 8 - 9.

Not applicable.
                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         CANTERBURY PARK HOLDING CORPORATION


                         By:   /s/ Randall D. Sampson               .
                         --------------------------------------------
                                   Randall D. Sampson
                                   President
June 3, 1999